FORM 8-K

                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC 20549

                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

  Date of Report (Date of earliest event reported) September 23, 1998


                     DCI Telecommunications, Inc.
     ------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


   Colorado                     2-96976-D            84-1155-41
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(State or other             (Commission File        (IRS Employer
   jurisdiction of            Number)              Identification
   incorporation)                                     Number)

                 611 Access Road, Stratford, CT 06615
       -------------------------------------------------------------
               (Address of principal executive offices)

   Registrant's telephone number, including area code:(203) 380-0910

                       ------------------------

      -----------------------------------------------------------
    (Former name or former address, if changed since last report.)

Item 5. Other Events

On September 23, 1998 the Company announced that its' Edge
Communications subsidiary signed two agreements with Latin Debit
Technologies, Inc. of Miami, Florida whereby Edge will provide $48 million of prepaid phone cards and service to Latin Debit Technologies over a twelve month period following a four month ramp-up.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

- Memorandum of Agreement Relating to Sale of Telecommunication
 Services (Area #1)

- Memorandum of Agreement Relating to Sale of Telecommunication
 Services (Area #2)



                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    DCI Telecommunications, Inc.

                    Joseph J. Murphy
                    __________________________

                    Joseph J.  Murphy
                    President
                    Date: September 29, 1998

              Memorandum of Agreement Relating to Sale of
                 Telecommunication Services (Area #1)

This agreement is made and entered into this 14th day of September, 1998 by and between:
EDGE COMMUNICATIONS, INC., a corporation duly organized under the laws of the State of Maryland hereinafter referred to as EDGE;
And
LATIN DEBIT TECHNOLOGIES, INC., a corporation duly organized under the laws of the State of Delaware, hereinafter referred to as LATIN.

WHEREAS EDGE is a provider of prepaid telecommunication services;
WHEREAS LATIN desires to purchase such services;
NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:

1. EDGE agrees to sell specially designed and customized prepaid debit platforms which shall be designed at the sole expense of EDGE and described in Exhibit A subject to the terms and conditions set forth below.

2. EDGE will arrange the telecommunication services to be provided by its carrier partners to LATIN to be in accordance with all applicable Federal taxes and tariffs governing the services contracted under this agreement.

3. EDGE will sell to LATIN PIN numbers which are to be used as a means to access the telecommunication transmission services that correspond to the rate table set out in Exhibit A. EDGE may increase any rate set forth in Exhibit A to offset cost increase to EDGE subject to providing fifteen (15) days prior written notice.

4. In furtherance of this Agreement LAATIN agrees to submit an initial order for a minimum of 50,000 PINS at the rates set forth in Exhibit A.

5. No orders or activation shall be binding upon EDGE until payment is received and accepted by EDGE.

6. EDGE shall be the final authority on the capabilities of the platform design and shall at all times engineer systems to comply with all Federal Communication Commission standards providing a minimum of ninety-five (95) percent call completion at peak calling hours.

7. All PIN numbers shall expire six (6) months after the first activation or earlier if directed by LATIN in writing. All PIN numbers shall remain inactive until prepayment is received and accepted by EDGE.

8. PIN numbers shall be grouped into batch lots of three thousand (3,000) and must be activated in full lots of three thousand (3,000) PIN numbers. Partial activation of a batch lot will not be possible.

9. EDGE reserves the right to de-activate any PIN numbers for non-compliance with the prepayment terms of this Agreement. EXCEPT AS PROVIDED ABOVE, THE PIN NUMBERS ARE PROVIDED "AS IS" AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW EDGE DISCLAIMS REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE PRODUCTS, INCLUDING THEIR FITNESS FOR A PARTICULAR PURPPPPOSE, THEIR QUALITY OR THEIR MERCHANTABILITY. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSIONS DO NOT APPLY IN SUCH JURISDICTIONS. THIS WARRANTY GIVES LATIN SPECIFIC LEGALRIGHTS AND LATIN MAY ALSO HAVE OTHER RIGHTS WHICH VARY BY JURISDICTION. EDGE'S AGGREGATE LIABILITY ARISING FROM OR RELATING TO THIS AGREEMENT AND THE PIN NUMBERS IS LIMITED TO THE TOTAL OF ALL PAYMENTS MADE BY OR FOR LATIN FOR EACH ACTIVATION. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, UNDER NO CORCUMSTANCES SHALL EDGE, ITS SUBSIDIARIES AND AFFILIATES BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WHETHER BASED ON BREACH OF CONTRACT, BREACH OF WARRANTY, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY OR OTHERWISE, REGARDLESS OF WHETHER EDGE HAS BEEN ADVISED OF THE POSSIBLILITY OF SUCH DAMAGE. SOME JURISDICTIONS DO NOT ALLOW THE LIMITATION AND/OE EXCLUSIONS OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE EXCLUSIONS MAY NOT APPLY IN SUCH JURISDICTIONS. LATIN AGREES THAT THE PROVISIONS OF THIS SECTION REPRESENT A REASONABLE ALLOCATION OF THE RISKS UNDER THIS AGREEMENTAND THAT THE WILLINGNESS OF EDGE TO GRANT TO LATIN THE RIGHTS SPECIFIED HEREIN REFLECTS THIS ALLOCATION OF RISK AND THE LIMITATIONS OF LIABILITY SPECIFIED HEREIN.

10. LATIN agrees to protect EDGE and hold EDGE harmless from any loss or claim arising out of the negligence of LATIN, LATIN'S agents, employees or representatives in the installation, use, sale or servicing of EDGE'S products or arising out of any representation or warranty made by LATIN, its agents, employees or representatives with respect to EDGE'S products that exceed EDGE'S limited warranty. Further, in the event that any of LATIN'S dealers shall, with respect to any of EDGE'S PINS purchased from LATIN, fail to discharge the dealer's obligations to the original consumer pursuant to the terms and conditions of EDGE'S product warranty and consumer service policies, LATIN agrees to discharge promptly such unfulfilled obligations.

11. The discount to which LATIN shall be entitled to in relation to the prepayment of PINS is set out in Exhibit B.

12. This Agreement shall commence upon the date indicated above and shall remain in full force and effect for a term of twelve (12) months with automatic renewals, unless terminated thirty (30) days prior to the automatic renewal by either party giving written notice of intent to terminate. EDGE may terminate this Agreement immediately without any prior notice if LATIN fails to meet the prepayment provisions of this Agreement.

13. Any notice, request, authorization, consent or other communication required to be given by either party pursuant to this Agreement shall be in writing and shall be deemed given upon delivery by hand or transmission by facsimile or by registered or certified mail with return receipt requested, postage and registry fees prepaid and addressed as follows or at such other address as the intended recipient may have specified in written notice to sender:

                    EDGE COMMUNICATIONS, INC.
                    19225 Orbit Drive
                    Gaithersburg, MD, 20879
                    Facsimile number: 301-527-1603/305-932-4678
                    Attention: Clifford S. Postelnik

                    LATIN DEBIT TECHNOLOGIES, INC.
                    5949 NE 6th Avenue
                    Miami. FL, 33137
                    Facsimile number:  305-758-5991
                    Attention: H. Parker Sund

14. LATIN shall not assign, disclose, show, display or publish this Agreement or any part thereof without first receiving written consent from EDGE, which may be withheld at EDGE'S sole discretion.

15. LATIN shall not publish nor circulate any prepaid calling card involving PINS obtained under this Agreement without first obtaining the prior written approval of design from EDGE which consent shall not be unreasonably withheld.

16. This Agreement constitutes the entire Agreement between the parties and supercedes all prior agreements, arrangements and understandings, whether oral or written. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to any conflict of law provisions. For purposes of any litigation arising out of this Agreement the parties elect exclusive jurisdiction upon the courts of competent jurisdiction located within the State of Maryland for the judicial district of the place of domicile of EDGE.

IN WITNESS WHEREOF the parties have signed on the date first mentioned above.

EDGE COMMUNICATIONS, INC.               LATIN DEBIT TECHNOLOGIES, INC.

Per: Clifford S. Postelnik              Per: H. Parker Sund

Exhibit B

The discount from face value of the dollar denomination of all PIN numbers issued to LATIN pursuant to this agreement shall be equal to _______ percent subject to LATIN purchasing a minimum of no less than two million ($2,000,000) dollars per month at net wholesale value.

Latin shall have a delay of 4 months to achieve said volume.

EDGE agrees not to offer the identical platform rates to any other party so long as LATIN meets the minimum production quota set forth above within the stipulated delay.

EDGE shall have the unrestricted right to offer the identical platform to third parties or to market the same platform itself should LATIN not achieve the monthly production quota set forth above without the necessity of providing any notice or additional delay to LATIN to cure its production quota default. The mere lapse of time shall be sufficient. If the aggregate net wholesale value of all product purchased by LATIN monthly from EDGE is no less than four million ($4,000,000) dollars then this provision shall not come into effect.

LATIN acknowledges that all PIN orders shall be in minimum quantities of no less than fifty thousand (50,000) PINS to be in batch lots of no less than three thousand (3,000) PINS per batch lot and all requests for activation shall be based upon minimum of three thousand (3,000) PINS per batch.

              Memorandum of Agreement Relating To Sale Of
                 Telecommunication Services (Area #2)

THIS AGREEMENT is made and entered into this 14th day of September 1998, by and between EDGE COMMUNICATIONS, INC. a corporation duly organized under the laws of the State of Maryland, hereinafter referred to as EDGE and LATIN DEBIT TECHNOLOGIES, INC. a corporation duly organized under the laws of the State of Delaware, hereinafter referred to as CLIENT.

EDGE agrees to provide telecommunication services through its partner carriers to CLIENT by way of finished PINS to terminate domestic and international calls through a debit card platform and CLIENT hereby agrees to accept such services pursuant to this Agreement.

NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:

1.   That the preamble quoted above shall form part of this agreement.

2. That this Agreement covers the entire understanding of the parties and any oral representations or agreements are hereby merged in this Agreement upon its execution.

3. This Agreement may only be modified by written instrument duly consented to by both parties.

4. During the term of this Agreement and for three (3) years thereafter, CLIENT shall not disclose to any third party ant of the terms and conditions of this Agreement or Exhibits set forth in this Agreement unless such disclosure is lawfully required by law or is necessary in any proceedings to establish rights or obligations under this Agreement. EDGE reserves the right to terminate this Agreement immediately upon delivering written notice to CLIENT of any inappropriate third party disclosure.

5. No term or provision of this Agreement shall be deemed waived and no breach or default shall be deemed excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. No consent by any party to, or waiver of , a breach or default by the other, whether expressed or implied, shall constitute a consent to, waiver of or excuse for any different or subsequent breach or default.

6. The per minute rate for termination of domestic and international calls shall vary by destination in accordance with the rate chart set out in Schedule A hereof. All calls will be debited in full minute increments with a minimum charge of three minutes per call.

7. In furtherance of this Agreement, CLIENT agrees to purchase a minimum of 50,000 PINS with a value of no less than ten dollars ($10) per PIN as an initial order at a discount set out in Schedule B hereof and the CLIENT further covenants, undertakes and agrees that all subsequent purchases will be for an additional 50,000 PINS the whole subject to a minimum monthly purchase at net wholesale value of no less than two million ($2,000,000) dollars monthly for the duration of this Agreement.

8. CLIENT acknowledges, consents and agrees that PINS are to be grouped in batch lots of 5,000 PINS each and activation will be by full batch lot of 5,000 PINS. No orders or activation shall be binding upon EDGE until payment is accepted and received.

9. CLIENT agrees to provide EDGE with a prepayment of $_______ to be applied to the production of the PINS. This prepayment of $_______ will be applied toward the CLIENT'S wholesale purchase on its first activation order.

10. Payment shall be made to EDGE by wire transfer prior to activation of PINS. CLIENT shall provide a tax exemption certificate prior to delivery of PINS. EDGE shall pass on to CLIENT all applicable federal, state and local taxes which are presently included in the rates listed in Schedule A. Should the method of collection or rates of taxation increase during the life of this agreement then such changes of increases shall become the liability of the CLIENT to the total exoneration of EDGE.

11. EDGE reserves the right to de-activate any PIN numbers for non-compliance with the prepayment terms of this Agreement.

12. EDGE will use its best efforts to maintain overall network quality in accordance with industry standards and in conformity with other tier one common carrier standards, government regulations and sound business practices. CLIENT has the obligation to notify EDGE of any detected network problems and EDGE shall use due diligence to remedy the situation within the shortest possible delay.

13. CLIENT shall indemnify and hold harmless EDGE, its officers, directors, employees and agents from any and all loss, cost, damage expense or liability, including without limitation of the generality of the foregoing, loss of revenue, loss of customers, loss of goodwill or loss of profits arising in any manner from this Agreement and the performance or nonperformance of obligations hereunder.

14. If any term or provision of this Agreement shall be found to be illegal or unenfoceable then this Agreement shall remain in full force and effect and such term or provision shall be deemed to be deleted.

15. In the event that any lawful authority of competent jurisdiction determines that the services provided herein are contrary to then existing law then EDGE shall be released from its obligation to provide any service that would be contrary to law.

16. EDGE reserves the right to increase rates as disclosed in Schedule A of this Agreement upon the granting of fifteen days prior written notice.

17. This Agreement shall be governed and construed in accordance with the laws of the State of Maryland without regard to any conflict of laws provision. For purposes of any litigation the parties elect exclusive jurisdiction upon the courts of competent jurisdiction located within the judicial district of EDGE within the State of Maryland.

18. Neither party shall be liable for any delay or failure of any part of this Agreement from any cause beyond the control and without its fault or negligence, including, but not limited to Acts of God, acts of civil or military authority, government regulations, embargoes, epidemic, war, terrorist acts, riots, insurrections, fires, earthquakes, nuclear accidents, floods, strikes, power blackouts, severe weather conditions, or acts or omission of common carriers, collectively referred to as "force majeure. "

19. This Agreement shall commence upon the date first mentioned above and shall remain in full force and effect for a term of twelve (12) months with automatic renewals, unless terminated thirty (30) days prior to automatic renewal by either party giving written notice of intent to terminate. EDGE may terminate this Agreement immediately without any prior notice if CLIENT fails to meet the prepayment conditions of this Agreement. Likewise EDGE may de-activate any PINS made live without receipt of payment. EDGE shall have a delay of thirty days from the date of this Agreement to set up the debit platform required for this Agreement.

20. Any notice required to be given under this Agreement shall be deemed given upon delivery by hand or transmission facsimile or by registered or certified mail, return receipt requested, addressed as follows or at such other address as the intended recipient may have specified in a written notice to sender:

     EDGE COMMUNICATIONS INC
     19225 Orbit Drive
     Gaithersburg, MD, 20879
     Facsimile:  301-527-1603
     Attention: Clifford S. Postelnik

     LATIN DEBIT TECHNOLOGIES, INC.
     5949 NE 6th Avenue
     Miami, FL, 33137
     Facsimile number: 305-758-5991
     Attention: H. Parker Sund

21. Upon termination of this Agreement, whether by expiry of term or for any other cause set forth herein any and all PINS issued to CLIENT shall be given over to EDGE upon written demand without the necessity of any formal judicial demand within a delay of five (5) days from the date of the demand for their return. All PINS unpaid but delivered to

  CLIENT shall be and remain the sole property of EDGE until paid in full. CLIENT shall have no right to use or otherwise exploit any unpaid PINS. Any circulation of unpaid PINS by CLIENT will result in the automatic termination of this Agreement without any prior notice and CLIENT consents to temporary, interim and permanent injunctive relief by EDGE if required to recover unpaid PINS once written demand for their return has been given. If PINS have been printed on calling cards or other media CLIENT shall be obligated, bound and obliged to return the printed media to EDGE without any compensation for printing costs.

THIS BEING THE ENTIRE AGREEMENT, the parties have signed on the date first mentioned above.


EDGE COMMUNICATIONS, INC.               LATIN DEBIT TECHNOLOGIES, INC.

Per: Clifford S. Postelnik              Per: H. Parker Sund

Exhibit B

The discount from face value of the dollar denomination of all PIN numbers issued to CLIENT pursuant to this agreement shall be equal to _______ percent subject to CLIENT purchasing a minimum of no less than two million ($2,000,000) dollars per month at net wholesale value.

Latin shall have a delay of 4 months to achieve said volume.

EDGE agrees not to offer the identical platform rates to any other party so long as CLIENT meets the minimum production quota set forth above within the stipulated delay.

EDGE shall have the unrestricted right to offer the identical platform to third parties or to market the same platform itself should CLIENT not achieve the monthly production quota set forth above without the necessity of providing any notice or additional delay to CLIENT to cure its production quota default. The mere lapse of time shall be sufficient. If the aggregate net wholesale value of all product purchased by CLIENT monthly from EDGE is no less than four million ($4,000,000) dollars then this provision shall not come into effect.

CLIENT acknowledges that all PIN orders shall be in minimum quantities of no less than fifty thousand (50,000) PINS to be in batch lots of no less than three thousand (3,000) PINS per batch lot and all requests for activation shall be based upon minimum of three thousand (3,000) PINS per batch.